Investor Supplement
First Quarter 2026

Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•changes in interest rate environment;
•supply chain disruption;
•product demand and pricing;
•effects of legislative, governmental and regulatory actions;
•heightened competition;
•litigation outcomes and trends;
•investment risks;
•cybersecurity risks or incidents;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on pages 26-29.

Kemper Corporation
Investor Supplement
First Quarter 2026
Table of Contents

Page
Consolidated Financial Highlights	3-4
Consolidated Statements of (Loss) Income	5
Consolidated Balance Sheets	6-7
Consolidated Statements of Cash Flows	8-9
Capital Metrics	10
Debt Outstanding, Federal Home Loan Bank Advances and Ratings	11
Adjusted Segment Summary Results:
Revenues	12
Adjusted Operating (Loss) Income	13
Adjusted Net Operating Income	13
Catastrophe Frequency and Severity	14
Specialty Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information	15-16
Personal Automobile Insurance	17
Commercial Automobile Insurance	18
Life Insurance Segment - Results of Operations and Selected Financial Information	19-20
Expenses	21
Details of Investment Performance	22
Details of Invested Assets	23-24
Investments in Limited Liability Companies and Limited Partnerships	25
Definitions of Non-GAAP Financial Measures	26-29

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	Quarter To Date Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
For Period Ended
Earned Premiums	$999.3	$1,044.3	$1,133.3	$1,130.8	$1,087.9

Net Investment Income	107.1	103.1	104.8	95.9	101.2
Other Income (Loss)	3.4	(10.6)	2.9	3.1	2.6
Change in Fair Value of Equity and Convertible Securities	(1.3)	(1.8)	(2.1)	(0.5)	0.1
Net Investment (Losses) Gains	(1.3)	(3.6)	0.8	(3.7)	1.2
Investment and Other Income	107.9	87.1	106.4	94.8	105.1
Total Revenues	$1,107.2	$1,131.4	$1,239.7	$1,225.6	$1,193.0

Net (Loss) Income	$(4.4)	$(10.0)	$(24.2)	$69.8	$97.0
Less: Net Loss attributable to Noncontrolling Interest	(2.7)	(2.0)	(3.2)	(2.8)	(2.7)
Net (Loss) Income attributable to Kemper Corporation	$(1.7)	$(8.0)	$(21.0)	$72.6	$99.7

Adjusted Consolidated Net Operating Income[1]	$12.5	$14.6	$20.4	$84.1	$106.4

Per Unrestricted Common Share Amounts:
Basic:
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:	$(0.03)	$(0.13)	$(0.34)	$1.13	$1.56
Adjusted Consolidated Net Operating Income[1]	$0.21	$0.25	$0.33	$1.31	$1.67
Diluted:
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:	$(0.03)	$(0.13)	$(0.34)	$1.12	$1.54
Adjusted Consolidated Net Operating Income[1]	$0.21	$0.25	$0.33	$1.30	$1.65

Dividends Paid to Shareholders Per Share	$0.32	$0.32	$0.32	$0.32	$0.32

Return on Shareholders' Equity	(0.3)%	(1.2)%	(3.0)%	9.9%	14.0%
Return on Adjusted Shareholders' Equity[1]	(0.4)%	(1.9)%	(4.6)%	14.9%	21.0%

[1]Non-GAAP Financial Measure. See pages 26-29 for definition.

Kemper Corporation Consolidated Financial Highlights (Continued) (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	As of
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
At Period End
Total Assets	$12,410.5	$12,472.7	$12,443.4	$12,601.1	$12,467.3
Insurance Reserves	$6,238.4	$6,198.3	$6,123.6	$5,900.0	$5,867.1
Debt	$944.0	$943.5	$943.1	$942.6	$942.1
Kemper Corporation Shareholders’ Equity	$2,649.6	$2,681.4	$2,732.1	$2,953.4	$2,917.6
Book Value Per Share[2]	$45.05	$45.71	$45.38	$46.45	$45.60
Adjusted Book Value Per Share[1,2]	$27.79	$28.06	$28.55	$31.01	$30.31
Debt to Total Capitalization[2]	26.3%	26.0%	25.7%	24.2%	24.4%

[1]Non-GAAP Financial Measure. See pages 26-29 for definition.
[2]See Capital Metrics on page 10 for detail calculations.

Kemper Corporation
Consolidated Statements of (Loss) Income
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Quarter To Date Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Revenues:
Earned Premiums	$999.3	$1,044.3	$1,133.3	$1,130.8	$1,087.9
Net Investment Income	107.1	103.1	104.8	95.9	101.2
Other Income (Loss)	3.4	(10.6)	2.9	3.1	2.6
Change in Fair Value of Equity and Convertible Securities	(1.3)	(1.8)	(2.1)	(0.5)	0.1
Net Realized Investment Gains (Losses)	0.4	0.8	3.9	(0.1)	0.9
Impairment Losses	(1.7)	(4.4)	(3.1)	(3.6)	0.3
Total Revenues	1,107.2	1,131.4	1,239.7	1,225.6	1,193.0
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	828.8	854.5	924.6	829.1	767.3
Insurance and Other Expenses	277.0	281.4	339.1	300.0	294.5
Interest Expense	9.3	9.0	9.1	9.0	11.4
Total Expenses	1,115.1	1,144.9	1,272.8	1,138.1	1,073.2
(Loss) Income before Income Taxes	(7.9)	(13.5)	(33.1)	87.5	119.8
Income Tax (Benefit) Expense	(3.5)	(3.5)	(8.9)	17.7	22.8
Net (Loss) Income	(4.4)	(10.0)	(24.2)	69.8	97.0
Less: Net Loss attributable to Noncontrolling Interest	(2.7)	(2.0)	(3.2)	(2.8)	(2.7)
Net (Loss) Income attributable to Kemper Corporation	$(1.7)	$(8.0)	$(21.0)	$72.6	$99.7

Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:
Basic	$(0.03)	$(0.13)	$(0.34)	$1.13	$1.56
Diluted	$(0.03)	$(0.13)	$(0.34)	$1.12	$1.54
Dividends Paid to Shareholders Per Share	$0.32	$0.32	$0.32	$0.32	$0.32
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	58.743	58.801	61.477	63.939	63.887
Weighted-Average Unrestricted Shares and Equivalent Shares Outstanding Assuming Dilution (in Millions)	58.743	58.801	61.477	64.600	64.653

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025

Assets:
Investments:
Fixed Maturities at Fair Value	$6,672.2	$6,743.3	$6,620.3	$6,669.1	$6,558.6
Equity Securities at Fair Value	308.4	306.4	302.0	284.1	232.3
Equity Method Limited Liability Investments	176.1	176.0	174.9	176.2	185.1
Short-term Investments at Cost which Approximates Fair Value	296.6	313.5	371.2	407.6	545.3
Company-Owned Life Insurance	586.2	579.2	567.9	557.1	546.5
Loans to Policyholders	279.6	279.9	279.3	278.6	279.8
Other Investments	283.9	271.3	287.0	272.8	244.5
Total Investments	8,603.0	8,669.6	8,602.6	8,645.5	8,592.1
Cash	92.1	124.3	107.4	175.5	115.4
Receivables from Policyholders	997.1	965.2	1,022.9	1,038.7	1,052.7
Other Receivables	185.3	184.7	185.0	192.9	189.2
Deferred Policy Acquisition Costs	669.6	655.4	658.9	658.2	649.7
Goodwill	1,250.7	1,250.7	1,250.7	1,250.7	1,250.7
Current Income Tax Assets	40.2	40.7	57.4	57.5	40.9
Deferred Income Tax Assets	95.2	96.9	66.3	67.6	73.4
Other Assets	406.2	410.7	422.2	448.5	442.2
Assets of Consolidated Variable Interest Entity:
Fixed Maturities at Fair Value	47.2	42.1	36.3	33.3	13.7
Short-term Investments at Cost which Approximates Fair Value	9.2	14.4	17.5	14.9	31.6
Cash	0.5	1.7	—	1.5	—
Receivables from Policyholders	7.7	10.4	10.7	11.6	11.9
Other Receivables	0.5	0.4	0.4	0.2	0.1
Deferred Policy Acquisition Costs	1.0	1.3	1.4	1.6	1.5
Deferred Income Tax Assets	5.0	4.2	3.7	2.9	2.2
Total Assets	$12,410.5	$12,472.7	$12,443.4	$12,601.1	$12,467.3

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025

Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,238.9	$3,287.5	$3,317.6	$3,235.3	$3,229.5
Property and Casualty	2,999.5	2,910.8	2,806.0	2,664.7	2,637.6
Total Insurance Reserves	6,238.4	6,198.3	6,123.6	5,900.0	5,867.1
Unearned Premiums	1,274.1	1,233.1	1,310.6	1,345.0	1,361.6
Policyholder Obligations	568.2	608.0	620.0	641.3	632.0
Deferred Income Tax Liabilities	4.3	14.8	13.5	14.7	6.6
Accrued Expenses and Other Liabilities	702.4	762.6	669.5	775.4	715.5
Long-term Debt, Non-Current, at Amortized Cost	944.0	943.5	943.1	942.6	942.1
Liabilities of Consolidated Variable Interest Entity:
Insurance Reserves	31.8	29.4	26.3	20.9	14.7
Unearned Premiums	9.9	12.1	13.6	14.5	14.5
Accrued Expenses and Other Liabilities	2.3	1.5	1.6	1.2	1.7
Total Liabilities	9,775.4	9,803.3	9,721.8	9,655.6	9,555.8
Kemper Corporation Shareholders’ Equity:
Common Stock	5.9	5.9	6.0	6.4	6.4
Paid-in Capital	1,732.6	1,723.9	1,737.2	1,859.3	1,863.6
Retained Earnings	1,137.8	1,157.8	1,216.0	1,345.4	1,308.9
Accumulated Other Comprehensive Loss	(226.7)	(206.2)	(227.1)	(257.7)	(261.3)
Total Kemper Corporation Shareholders’ Equity	2,649.6	2,681.4	2,732.1	2,953.4	2,917.6
Noncontrolling Interest	(14.5)	(12.0)	(10.5)	(7.9)	(6.1)
Total Shareholders’ Equity	$2,635.1	$2,669.4	$2,721.6	$2,945.5	$2,911.5
Total Liabilities and Shareholders’ Equity	$12,410.5	$12,472.7	$12,443.4	$12,601.1	$12,467.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Three Months Ended
	Mar 31, 2026	Mar 31, 2025
Cash Flows from Operating Activities:
Net (Loss) Income	$(4.4)	$97.0
Adjustments to Reconcile Net (Loss) Income to Net Cash Provided by Operating Activities:
Net Realized Investment Gains	(0.4)	(0.9)
Impairment Losses	1.7	(0.3)
Depreciation and Amortization of Property, Equipment, Software and Intangible Assets Acquired	11.6	12.5
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(0.6)	0.6
Change in Value of Equity and Convertible Securities	1.3	(0.1)
Changes in:
Receivables from Policyholders	(29.2)	(78.5)
Reinsurance Recoverables	2.8	(0.9)
Deferred Policy Acquisition Costs	(13.9)	(21.2)
Insurance Reserves	106.6	43.1
Unearned Premiums	38.8	100.8
Income Taxes	(3.5)	22.7
Other	(22.0)	5.2
Net Cash Provided by Operating Activities	88.8	180.0

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Three Months Ended
	Mar 31, 2026	Mar 31, 2025
Net Cash Provided by Operating Activities (Carryforward from page 8)	88.8	180.0

Cash Flows from Investing Activities:
Proceeds from the Sales, Calls and Maturities of Fixed Maturities	309.4	215.1
Proceeds from the Sales or Paydowns of Investments:
Equity Securities	10.2	7.3
Mortgage Loans	29.0	24.1
Other Investments	5.4	5.9
Purchases of Investments:
Fixed Maturities	(358.8)	(302.5)
Equity Securities	(13.3)	(20.5)
Real Estate Investments	(0.8)	(1.1)
Mortgage Loans	(41.6)	(51.7)
Other Investments	(18.0)	(15.0)
Net Sales of Short-term Investments	22.7	493.6
Acquisition of Software and Long-lived Assets	(10.9)	(7.7)
Settlement Proceeds from Company-Owned Life Insurance	4.7	2.9
Other	(1.1)	0.7
Net Cash (Used in) Provided by Investing Activities	(63.1)	351.1

Cash Flows from Financing Activities:
Repayment of Long-term Debt	—	(450.0)
Proceeds from Policyholder Contract Obligations	—	20.0
Repayment of Policyholder Contract Obligations	(39.9)	(25.9)
Proceeds from Shares Issued under Employee Stock Purchase Plan	0.8	0.8
Common Stock Repurchases	—	(4.0)
Dividends Paid	(18.3)	(20.2)
Other	(1.7)	(1.8)
Net Cash Used in Financing Activities	(59.1)	(481.1)

Net (decrease) increase in cash[1]	(33.4)	50.0
Cash, Beginning of Year[1]	126.0	65.4
Cash, End of Period[1]	$92.6	$115.4
[1]Includes amounts attributable to Kemper Reciprocal reported as noncontrolling interest.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Book Value Per Share
Book Value Per Share	$45.05	$45.71	$45.38	$46.45	$45.60
Adjusted Book Value Per Share[1]	$27.79	$28.06	$28.55	$31.01	$30.31

Debt and Total Capitalization
Debt	$944.0	$943.5	$943.1	$942.6	$942.1
Kemper Corporation Shareholders’ Equity	2,649.6	2,681.4	2,732.1	2,953.4	2,917.6
Total Capitalization	$3,593.6	$3,624.9	$3,675.2	$3,896.0	$3,859.7
Ratio of Debt to Kemper Corporation Shareholders’ Equity	35.6%	35.2%	34.5%	31.9%	32.3%
Ratio of Debt to Total Capitalization	26.3%	26.0%	25.7%	24.2%	24.4%

Debt	$944.0	$943.5	$943.1	$942.6	$942.1

Kemper Corporation Shareholders’ Equity	$2,649.6	$2,681.4	$2,732.1	$2,953.4	$2,917.6
Less: Accumulated Other Comprehensive Loss	(226.7)	(206.2)	(227.1)	(257.7)	(261.3)
Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	$2,876.3	$2,887.6	$2,959.2	$3,211.1	$3,178.9
Total Capitalization Excluding Accumulated Other Comprehensive Loss	$3,820.3	$3,831.1	$3,902.3	$4,153.7	$4,121.0
Ratio of Debt to Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	32.8%	32.7%	31.9%	29.4%	29.6%
Ratio of Debt to Total Capitalization Excluding Accumulated Other Comprehensive Loss	24.7%	24.6%	24.2%	22.7%	22.9%

Parent Company Liquidity[2]
Kemper Holding Company Cash and Investments[3]	$80.2	$145.4	$156.8	$223.2	$161.3
Borrowings Available Under Credit Agreement	600.0	600.0	600.0	600.0	600.0
Parent Company Liquidity	$680.2	$745.4	$756.8	$823.2	$761.3

Capital Returned to Shareholders
Cash Dividends Paid[4]	$18.3	$18.9	$19.7	$20.8	$20.2
[1]Non-GAAP Financial Measure. See pages 26-29 for definition.
[2]Excludes borrowings available from subsidiaries
[3]Includes Kemper's direct non-insurance subsidiaries
[4]Three Months Ended

Kemper Corporation
Debt Outstanding, Federal Home Loan Bank Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Kemper Corporation:
Non-Current:
2.400% Senior Notes due September 30, 2030	398.0	397.9	397.8	397.7	397.6
3.800% Senior Notes due 2032	397.1	396.9	396.8	396.7	396.6
5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	148.9	148.7	148.5	148.2	147.9
Long-term Debt Outstanding at Amortized Cost	$944.0	$943.5	$943.1	$942.6	$942.1

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$475.0	$513.8	$525.2	$546.2	$536.2

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	bbb-	Baa3	BBB-	BBB-
Junior Unsecured Debt	bb	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Quarter To Date Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$647.0	$696.8	$785.1	$789.3	$753.7
Commercial Automobile	238.2	238.6	232.2	221.5	208.5
Total Specialty Property & Casualty Insurance Earned Premiums	885.2	935.4	1,017.3	1,010.8	962.2
Net Investment Income	55.3	57.3	53.8	49.6	50.5
Other Income	2.7	2.4	2.5	2.7	1.3
Total Specialty Property & Casualty Insurance Revenues	943.2	995.1	1,073.6	1,063.1	1,014.0
Life Insurance:
Earned Premiums	100.8	93.4	99.8	100.5	99.7
Net Investment Income	48.7	47.1	48.0	44.7	48.4
Other Income	0.3	0.2	0.4	0.3	0.7
Total Life Insurance Revenues	149.8	140.7	148.2	145.5	148.8
Total Segment Revenues	1,093.0	1,135.8	1,221.8	1,208.6	1,162.8
Change in Fair Value of Equity and Convertible Securities	(1.3)	(1.8)	(2.1)	(0.5)	0.1
Non-Core Operations	15.4	17.5	18.2	21.3	27.9
Net Realized Investment Gains (Losses), Impairment Losses, and Other	0.1	(20.1)	1.8	(3.8)	2.2
Total Revenues	$1,107.2	$1,131.4	$1,239.7	$1,225.6	$1,193.0

Kemper Corporation
Segment Adjusted Operating Results
(Dollars in Millions)
(Unaudited)

	Quarter To Date Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Segment Adjusted Operating Income (Loss):
Specialty Property & Casualty Insurance	$(0.7)	$3.1	$7.9	$98.9	$122.1
Life Insurance	21.2	23.5	22.1	14.3	20.2
Total Segment Adjusted Operating Income	20.5	26.6	30.0	113.2	142.3
Corporate and Other Adjusted Operating Loss	(10.3)	(12.5)	(12.3)	(11.3)	(14.1)
Less: Loss before Income Taxes attributable to Noncontrolling Interest	(3.4)	(2.6)	(4.1)	(3.4)	(3.5)
Adjusted Consolidated Operating Income	13.6	16.7	21.8	105.3	131.7
(Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.3)	(1.8)	(2.1)	(0.5)	0.1
Net Realized Investment Gains (Losses)	0.4	0.8	3.9	(0.1)	0.9
Impairment Losses	(1.7)	(4.4)	(3.1)	(3.6)	0.3
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(6.3)	(18.3)	(22.9)	(4.8)	(5.3)
Debt Extinguishment, Pension Settlement and Other Charges	—	—	—	—	0.5
Non-Core Operations	(9.2)	(3.9)	(26.6)	(5.4)	(4.9)
(Loss) Income before Income Taxes attributable to Kemper Corporation	$(4.5)	$(10.9)	$(29.0)	$90.9	$123.3

Segment Adjusted Net Operating Income:
Specialty Property & Casualty Insurance	$0.1	$2.6	$7.6	$79.0	$97.9
Life Insurance	18.0	20.1	18.6	12.6	17.2
Total Segment Adjusted Net Operating Income	18.1	22.7	26.2	91.6	115.1
Corporate and Other Adjusted Net Operating Loss	(8.3)	(10.1)	(9.0)	(10.3)	(11.4)
Less: Net Loss attributable to Noncontrolling Interest	(2.7)	(2.0)	(3.2)	(2.8)	(2.7)
Adjusted Consolidated Net Operating Income[1]	12.5	14.6	20.4	84.1	106.4
Net (Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.0)	(1.4)	(1.7)	(0.4)	0.1
Net Realized Investment Gains (Losses)	0.3	0.6	3.1	(0.1)	0.7
Impairment Losses	(1.3)	(3.4)	(2.5)	(2.8)	0.2
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(5.0)	(15.5)	(19.6)	(3.8)	(4.2)
Debt Extinguishment, Pension Settlement and Other Charges	—	—	—	—	0.4
Non-Core Operations	(7.2)	(2.9)	(20.7)	(4.4)	(3.9)
Net (Loss) Income attributable to Kemper Corporation	$(1.7)	$(8.0)	$(21.0)	$72.6	$99.7

[1]Non-GAAP Financial Measure. See pages 26-29 for definition.

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

Three Months Ended March 31, 2026
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	12	$1.3	2	$0.1	9	$2.4	16	$3.8
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	12	$1.3	2	$0.1	9	$2.4	16	$3.8

Three Months Ended March 31, 2025
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	15	$3.8	6	$0.3	11	$3.1	16	$7.2
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	15	$3.8	6	$0.3	11	$3.1	16	$7.2

[1]Current accident year net incurred catastrophe Losses and LAE only.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Quarter To Date Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Results of Operations
Net Premiums Written	$925.0	$860.3	$982.2	$1,001.5	$1,068.8

Total Specialty P&C:
Personal Automobile	$647.0	$696.8	$785.1	$789.3	$753.7
Commercial Automobile	238.2	238.6	232.2	221.5	208.5
Earned Premiums	885.2	935.4	1,017.3	1,010.8	962.2
Net Investment Income	55.3	57.3	53.8	49.6	50.5
Other Income	2.7	2.4	2.5	2.7	1.3
Total Revenues	943.2	995.1	1,073.6	1,063.1	1,014.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	742.8	780.0	798.7	730.1	682.3
Catastrophe Losses and LAE	1.3	1.4	1.0	5.3	3.8
Prior Years:
Non-catastrophe Losses and LAE	3.2	9.3	51.4	13.6	0.5
Catastrophe Losses and LAE	0.4	(0.8)	—	0.4	0.2
Total Incurred Losses and LAE	747.7	789.9	851.1	749.4	686.8
Insurance Expenses	196.2	202.1	214.6	214.8	205.1
Segment Adjusted Operating (Loss) Income	(0.7)	3.1	7.9	98.9	122.1
Income Tax (Benefit) Expense	(0.8)	0.5	0.3	19.9	24.2
Total Segment Adjusted Net Operating Income	$0.1	$2.6	$7.6	$79.0	$97.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	84.0%	83.4%	78.5%	72.3%	70.9%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.1	0.1	0.5	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	1.0	5.1	1.3	0.1
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	84.5	84.4	83.7	74.1	71.4
Insurance Expense Ratio	22.2	21.6	21.1	21.3	21.3
Combined Ratio	106.7%	106.0%	104.8%	95.4%	92.7%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	84.0%	83.4%	78.5%	72.3%	70.9%
Insurance Expense Ratio	22.2	21.6	21.1	21.3	21.3
Underlying Combined Ratio	106.2%	105.0%	99.6%	93.6%	92.2%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	106.7%	106.0%	104.8%	95.4%	92.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.1	0.1	0.5	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	1.0	5.1	1.3	0.1
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	—
Underlying Combined Ratio	106.2%	105.0%	99.6%	93.6%	92.2%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Insurance Reserves:
Non-Standard Automobile	$1,880.0	$1,826.8	$1,752.1	$1,661.2	$1,640.3
Commercial Automobile	996.1	942.6	894.2	813.0	771.5
Insurance Reserves	$2,876.1	$2,769.4	$2,646.3	$2,474.2	$2,411.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$1,027.9	$960.4	$932.7	$906.1	$930.1
Incurred but Not Reported	1,651.8	1,610.9	1,518.7	1,378.8	1,300.5
Total Loss Reserves	2,679.7	2,571.3	2,451.4	2,284.9	2,230.6
Unallocated LAE Reserves	196.4	198.1	194.9	189.3	181.2
Insurance Reserves	$2,876.1	$2,769.4	$2,646.3	$2,474.2	$2,411.8

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Quarter To Date Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Results of Operations
Net Premiums Written	$650.4	$615.6	$727.6	$767.0	$823.9

Earned Premiums	$647.0	$696.8	$785.1	$789.3	$753.7
Net Investment Income	34.0	35.7	33.8	31.3	31.8
Other Income	2.7	2.3	2.3	2.6	1.2
Total Revenues	683.7	734.8	821.2	823.2	786.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	568.1	607.6	629.2	571.7	528.4
Catastrophe Losses and LAE	1.1	1.1	0.6	4.3	2.7
Prior Years:
Non-catastrophe Losses and LAE	(2.9)	0.3	8.0	(5.0)	(4.7)
Catastrophe Losses and LAE	0.4	(0.8)	(0.1)	0.3	0.1
Total Incurred Losses and LAE	566.7	608.2	637.7	571.3	526.5
Insurance Expenses	150.6	159.1	172.5	173.7	166.8
Adjusted Operating (Loss) Income	(33.6)	(32.5)	11.0	78.2	93.4
Income Tax (Benefit) Expense	(7.4)	(6.0)	1.4	16.1	18.7
Total Product Line Adjusted Net Operating (Loss) Income	$(26.2)	$(26.5)	$9.6	$62.1	$74.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	87.7%	87.2%	80.1%	72.5%	70.1%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.2	0.1	0.5	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	—	1.0	(0.6)	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	0.1	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	87.6	87.3	81.2	72.4	69.9
Insurance Expense Ratio	23.3	22.8	22.0	22.0	22.1
Combined Ratio	110.9%	110.1%	103.2%	94.4%	92.0%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	87.7%	87.2%	80.1%	72.5%	70.1%
Insurance Expense Ratio	23.3	22.8	22.0	22.0	22.1
Underlying Combined Ratio	111.0%	110.0%	102.1%	94.5%	92.2%
Non-GAAP Measure Reconciliation
Combined Ratio	110.9%	110.1%	103.2%	94.4%	92.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	0.2	0.1	0.5	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	—	1.0	(0.6)	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	0.1	(0.1)	—	—	—
Underlying Combined Ratio	111.0%	110.0%	102.1%	94.5%	92.2%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Quarter To Date Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Results of Operations
Net Premiums Written	$274.6	$244.7	$254.6	$234.5	$244.9

Earned Premiums	$238.2	$238.6	$232.2	$221.5	$208.5
Net Investment Income	21.3	21.6	20.0	18.3	18.7
Other Income	—	0.1	0.2	0.1	0.1
Total Revenues	259.5	260.3	252.4	239.9	227.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	174.7	172.4	169.5	158.4	153.9
Catastrophe Losses and LAE	0.2	0.3	0.4	1.0	1.1
Prior Years:
Non-catastrophe Losses and LAE	6.1	9.0	43.4	18.6	5.2
Catastrophe Losses and LAE	—	—	0.1	0.1	0.1
Total Incurred Losses and LAE	181.0	181.7	213.4	178.1	160.3
Insurance Expenses	45.6	43.0	42.1	41.1	38.3
Adjusted Operating Income (Loss)	32.9	35.6	(3.1)	20.7	28.7
Income Tax Expense (Benefit)	6.6	6.5	(1.1)	3.8	5.5
Total Product Line Adjusted Net Operating Income (Loss)	$26.3	$29.1	$(2.0)	$16.9	$23.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.3%	72.3%	73.0%	71.5%	73.9%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.1	0.2	0.5	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	2.6	3.8	18.7	8.4	2.5
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—
Total Incurred Loss and LAE Ratio	76.0	76.2	91.9	80.4	76.9
Insurance Expense Ratio	19.1	18.0	18.1	18.6	18.4
Combined Ratio	95.1%	94.2%	110.0%	99.0%	95.3%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	73.3%	72.3%	73.0%	71.5%	73.9%
Insurance Expense Ratio	19.1	18.0	18.1	18.6	18.4
Underlying Combined Ratio	92.4%	90.3%	91.1%	90.1%	92.3%
Non-GAAP Measure Reconciliation
Combined Ratio	95.1%	94.2%	110.0%	99.0%	95.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.1	0.2	0.5	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	2.6	3.8	18.7	8.4	2.5
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—
Underlying Combined Ratio	92.4%	90.3%	91.1%	90.1%	92.3%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Quarter To Date Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Results of Operations
Earned Premiums	$100.8	$93.4	$99.8	$100.5	$99.7
Net Investment Income	48.7	47.1	48.0	44.7	48.4
Other Income	0.3	0.2	0.4	0.3	0.7
Total Revenues	149.8	140.7	148.2	145.5	148.8
Policyholders’ Benefits and Incurred Losses and LAE	64.0	52.5	60.5	63.5	62.2
Insurance Expenses	64.6	64.7	65.6	67.7	66.4
Segment Adjusted Operating Income	21.2	23.5	22.1	14.3	20.2
Income Tax Expense	3.2	3.4	3.5	1.7	3.0
Total Segment Adjusted Net Operating Income	$18.0	$20.1	$18.6	$12.6	$17.2

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Insurance Reserves:
Future Policyholder Benefits	$3,199.9	$3,248.1	$3,282.2	$3,196.5	$3,186.0
Incurred Losses and LAE Reserves:
Life	34.4	35.0	31.1	34.3	39.0
Accident and Health	4.6	4.4	4.3	4.5	4.5
Property	1.8	1.9	2.0	2.1	2.1
Total Incurred Losses and LAE Reserves	40.8	41.3	37.4	40.9	45.6
Insurance Reserves	$3,240.7	$3,289.4	$3,319.6	$3,237.4	$3,231.6

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Insurance and Other Expenses:
Insurance Expenses:
Policy Acquisition Costs, Net of Amortization	$152.7	$162.9	$173.8	$177.1	$164.3
Business Unit Operating Costs	69.2	70.0	94.2	71.4	75.1
Corporate Overhead Costs	46.4	43.5	43.7	44.6	46.7
Insurance Expenses	268.3	276.4	311.7	293.1	286.1
Other Expenses:
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	6.3	5.0	22.9	4.8	5.3
Other Corporate Costs	2.4	—	4.5	2.1	3.1
Other Expenses	8.7	5.0	27.4	6.9	8.4
Insurance and Other Expenses	277.0	281.4	339.1	300.0	294.5
Interest Expense	9.3	9.0	9.1	9.0	11.4
Total Insurance, Interest, and Other Expenses	$286.3	$290.4	$348.2	$309.0	$305.9

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Net Investment Income
Interest on Fixed Income Securities[1]	$79.4	$77.0	$79.1	$76.9	$76.4
Dividends on Equity Securities Excluding Alternative Investments	0.7	4.4	2.1	0.7	0.8
Alternative Investments:
Equity Method Limited Liability Investments	0.6	(1.0)	—	(5.3)	(0.7)
Limited Liability Investments Included in Equity Securities	7.1	2.9	4.0	3.1	3.7
Total Alternative Investments	7.7	1.9	4.0	(2.2)	3.0
Short-term Investments	3.1	4.0	4.2	6.0	8.6
Loans to Policyholders	5.3	5.2	5.2	5.1	5.3
Real Estate	2.3	2.4	2.5	2.3	2.2
Company-Owned Life Insurance	11.5	11.4	10.8	10.5	10.2
Other	4.0	3.1	3.1	3.3	2.0
Total Investment Income	114.0	109.4	111.0	102.6	108.5
Investment Expenses:
Real Estate	1.8	2.7	2.0	2.2	2.1
Other Investment Expenses[1]	5.1	3.6	4.2	4.5	5.2
Total Investment Expenses	6.9	6.3	6.2	6.7	7.3
Net Investment Income	$107.1	$103.1	$104.8	$95.9	$101.2
Net Realized Investment Gains (Losses)
Fixed Maturities:
Gains on Sales	$2.6	$0.9	$3.7	$0.4	$1.3
Losses on Sales	(2.4)	(0.6)	(0.5)	(0.5)	(0.5)
Equity Securities:
Gains on Sales	0.2	0.4	0.5	—	—
Losses on Sales	—	—	—	—	—
Other Investments:
Gains on Sales	—	0.1	0.2	—	0.1
Losses on Sales	—	—	—	—	—
Net Realized Investment Gains (Losses)	$0.4	$0.8	$3.9	$(0.1)	$0.9
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(0.8)	$(4.6)	$(2.9)	$(3.6)	$0.3
Real Estate	(0.2)	0.2	(0.1)	—	—
Other	(0.7)	—	(0.1)	—	—
Net Impairment Losses Recognized in Earnings	$(1.7)	$(4.4)	$(3.1)	$(3.6)	$0.3
[1]Reduced by interest expense incurred on FHLB borrowings used for spread lending purposes of $3.9 million, $4.4 million, $4.7 million, $4.8 million, $4.8 million, for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Mar 31, 2026		Dec 31, 2025		Dec 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$627.4	7.3%	$622.4	7.2%	$486.8	5.5%
States and Political Subdivisions	1,233.3	14.3	1,253.2	14.5	1,233.2	13.9
Foreign Governments	14.5	0.2	11.0	0.1	6.6	0.1
Corporate Securities:
Bonds and Notes	3,642.3	42.4	3,650.3	42.2	3,519.6	39.6
Redeemable Preferred Stocks	9.7	0.1	10.2	0.1	8.9	0.1
Collateralized Loan Obligations	794.5	9.2	843.0	9.7	741.5	8.3
Other Mortgage- and Asset-backed	350.5	4.1	353.2	4.1	413.0	4.6
Total Fixed Maturities Reported at Fair Value	6,672.2	77.6	6,743.3	77.9	6,409.6	72.1
Equity Securities Reported at Fair Value:
Preferred Stocks	19.1	0.2	19.2	0.2	22.6	0.3
Common Stocks	61.0	0.7	65.0	0.7	1.4	—
Other Equity Interests:
Exchange Traded Funds	10.6	0.1	11.9	0.1	10.9	0.1
Limited Liability Companies and Limited Partnerships	217.7	2.5	210.3	2.4	183.6	2.1
Total Equity Securities Reported at Fair Value	308.4	3.5	306.4	3.4	218.5	2.5

Equity Method Limited Liability Investments	176.1	2.0	176.0	2.0	186.3	2.1
Short-term Investments at Cost which Approximates Fair Value	296.6	3.4	313.5	3.6	1,037.1	11.7
Company Owned Life Insurance	586.2	6.8	579.2	6.7	539.2	6.1
Loans to Policyholders	279.6	3.3	279.9	3.2	280.7	3.2
Other Investments:
Equity Securities Reported at Modified Cost	21.2	0.3	21.7	0.3	22.5	0.2
Real Estate at Depreciated Cost	92.9	1.1	92.7	1.1	99.5	1.1
Mortgage Loans	161.4	1.9	149.8	1.7	75.3	0.8
Other	8.4	0.1	7.1	0.1	19.8	0.2
Total Other Investments	283.9	3.4	271.3	3.2	217.1	2.3
Total Investments	$8,603.0	100.0%	$8,669.6	100.0%	$8,888.5	100.0%

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Mar 31, 2026		Dec 31, 2025		Dec 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total	Carrying Value	Percent of Total
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,651.8	69.7%	$4,750.5	70.5%	$4,576.4	71.4%
BBB	1,589.2	23.8	1,574.4	23.3	1,557.6	24.3
BB, B	393.1	5.9	375.1	5.6	221.7	3.5
CCC or Lower	38.1	0.6	43.3	0.6	53.9	0.8
Total Investments in Fixed Maturities	$6,672.2	100.0%	$6,743.3	100.0%	$6,409.6	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.4		7.4		7.7

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Mar 31, 2026	Mar 31, 2026	Dec 31, 2025
Reported as Equity Method Limited Liability Investments:
Senior Debt	$54.8	$19.4	$21.1
Mezzanine Debt	43.5	117.1	115.5
Secondary Transactions	1.6	1.2	1.9
Leveraged Buyout	8.1	6.3	6.5
Real Estate	—	24.1	24.1
Distressed Debt	—	1.4	1.4
Other	0.2	6.6	5.5
Total Equity Method Limited Liability Investments	108.2	176.1	176.0

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	84.1	117.0	115.8
Leveraged Buyout	41.6	44.0	40.5
Distressed Debt	17.2	9.6	10.8
Senior Debt	7.4	25.6	25.5
Growth Equity	5.2	11.3	10.7
Secondary Transactions	1.0	1.0	1.3
Real Estate	0.2	0.1	0.1
Other	2.7	9.1	5.6
Total Reported as Other Equity Interests at Fair Value	159.4	217.7	210.3

Other Equity Investments	—	5.8	5.9

Total Investments in Limited Liability Companies and Limited Partnerships	$267.6	$399.6	$392.2

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Adjusted Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Net (Loss) Income attributable to Kemper Corporation the after-tax impact of:

(i) Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Investment Gains (Losses);
(iii) Impairment Losses;
(iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs;
(v) Debt Extinguishment, Pension Settlement and Other Charges;
(vi) Goodwill Impairment Charges;
(vii) Non-Core Operations; and
(viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net (Loss) Income attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the three months ended March 31, 2026 or 2025.

The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. In the third quarter of 2025, a restructuring program was launched to achieve operational and organizational efficiencies. The Company will continue to evaluate additional efficiency opportunities through 2027. Debt Extinguishment, Pension Settlement and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill Impairment Charges are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under Generally Accepted Accounting Principles ("GAAP"). Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

A reconciliation of Net (Loss) Income attributable to Kemper Corporation to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Net (Loss) Income attributable to Kemper Corporation	$(1.7)	$(8.0)	$(21.0)	$72.6	$99.7
Less Net (Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.0)	(1.4)	(1.7)	(0.4)	0.1
Net Realized Investment Gains (Losses)	0.3	0.6	3.1	(0.1)	0.7
Impairment Losses	(1.3)	(3.4)	(2.5)	(2.8)	0.2
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(5.0)	(15.5)	(19.6)	(3.8)	(4.2)
Debt Extinguishment, Pension Settlement and Other Charges	—	—	—	—	0.4
Non-Core Operations	(7.2)	(2.9)	(20.7)	(4.4)	(3.9)
Adjusted Consolidated Net Operating Income	$12.5	$14.6	$20.4	$84.1	$106.4

Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share ‐ basic. A reconciliation of Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share - basic to Adjusted Consolidated Net Operating Income per Unrestricted Share is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share	$(0.03)	$(0.13)	$(0.34)	$1.13	$1.56
Less Net (Loss) Income per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	(0.02)	(0.02)	(0.03)	—	—
Net Realized Investment Gains	0.01	0.01	0.05	—	0.01
Impairment Losses	(0.02)	(0.06)	(0.04)	(0.04)	—
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(0.09)	(0.26)	(0.32)	(0.07)	(0.07)
Debt Extinguishment, Pension Settlement and Other Charges	—	—	—	—	0.01
Non-Core Operations	(0.12)	(0.05)	(0.33)	(0.07)	(0.06)
Adjusted Consolidated Net Operating Income per Unrestricted Share	$0.21	$0.25	$0.33	$1.31	$1.67

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Return on Adjusted Shareholders' Equity is a calculation that uses a non-GAAP financial measure. It is calculated by dividing the period’s annualized Net (Loss) Income attributable to Kemper Corporation by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholders' Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Return on Adjusted Shareholders’ Equity” metric was referred to as “Return on Tangible Shareholders’ Equity” in prior periods.

A reconciliation of Return on Shareholders’ Equity to Return on Adjusted Shareholders' Equity is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Numerator:
Annualized Net (Loss) Income attributable to Kemper Corporation	$(6.8)	$(32.0)	$(84.0)	$290.4	$398.8

Denominator:
Average Shareholders' Equity[1]	$2,665.5	$2,706.8	$2,842.8	$2,935.5	$2,853.0

Less: Average Net Unrealized Losses on Fixed Maturities	601.5	559.8	595.9	638.6	667.6
Less: Average Change in Discount Rate on Future Life Policyholder Benefits	(376.0)	(333.4)	(343.0)	(368.0)	(373.2)
Less: Average Goodwill	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)
Average Adjusted Shareholders' Equity[1]	$1,640.3	$1,682.5	$1,845.0	$1,955.4	$1,896.7

Return on Shareholders' Equity:
Return on Shareholders' Equity	(0.3)%	(1.2)%	(3.0)%	9.9%	14.0%
Return on Adjusted Shareholders' Equity	(0.4)%	(1.9)%	(4.6)%	14.9%	21.0%
[1]Average shareholders' equity and average adjusted shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average adjusted shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one.

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Adjusted Book Value Per Share is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Adjusted Book Value Per Share” metric was referred to as “Tangible Book Value Per Share” in prior periods.

A reconciliation of Book Value Per Share to Adjusted Book Value Per Share is presented below:

	As of
Dollars and Shares in Millions Except Per Share Amounts (Unaudited)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Numerator:
Kemper Corporation Shareholders’ Equity	$2,649.6	$2,681.4	$2,732.1	$2,953.4	$2,917.6

Less: Net Unrealized Losses on Fixed Maturities	636.7	566.2	553.4	638.6	638.6
Less: Change in Discount Rate on Future Life Policyholder Benefits	(401.1)	(350.8)	(316.0)	(370.0)	(366.0)
Less: Goodwill	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)
Adjusted Shareholders' Equity	$1,634.5	$1,646.1	$1,718.8	$1,971.3	$1,939.5

Denominator:
Common Shares Issued and Outstanding	58.821	58.667	60.202	63.576	63.979

Book Value Per Share:
Book Value Per Share	$45.05	$45.71	$45.38	$46.45	$45.60

Less: Net Unrealized Losses on Fixed Maturities	10.82	9.65	9.19	10.04	9.98
Less: Change in Discount Rate on Future Life Policyholder Benefits	(6.82)	(5.98)	(5.25)	(5.82)	(5.72)
Less: Goodwill	(21.26)	(21.32)	(20.77)	(19.66)	(19.55)
Adjusted Book Value Per Share	$27.79	$28.06	$28.55	$31.01	$30.31